EXHIBIT 10.1



                                                    AMENDMENT NO. 1
                                            Dated as of September 30, 1993


                                                          to


                                                 AMENDED AND RESTATED
                                            RECEIVABLES PURCHASE AGREEMENT
                                               Dated as of June 24, 1993


         Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

         Section 1. Receivables Purchase Agreement. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 1 (this "Amendment No. 1"), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         Section 2.  Amendments.   Upon and after the Effective Date
(as defined in Section 4 hereof), the Receivables Purchase
Agreement shall be amended as follows:

         (a) Section 5.02(e) of the Receivables Purchase Agreement shall be restated in its entirety to read as follows:

         "(e) Consolidated Net Worth is at least (i) $645,000,000, as of the end of the calendar quarter ending immediately before the Closing Date, (ii) $620,000,000, as of July 1, 1993 through September 30, 1993 and (iii) $615,000,000, as of October 1, 1993 or any calendar quarter ending thereafter.";

         (b)  Section 7.03(k)(i) of the Receivables Purchase
Agreement shall be restated in its entirety to read as follows:

                  "(i) Consolidated Net Worth to be less than (a) $645,000,000, at any time from the Closing Date to and including June 30, 1993, (b) $620,000,000, at any time from July 1, 1993 to and including September 30, 1993 and (c) $615,000,000, from October 1, 1993 and thereafter;" and

         (c)  Section 7.03(k)(iii) of the Receivables Purchase
Agreement shall be restated to read as follows:

                  "(iii) the Consolidated Fixed Charge Coverage Ratio on June 30, 1993 to be less than 1.90 to 1, on September 30,
         1993 to be less than 1.65 to 1 and on December 31, 1993 to be less than 1.60 to 1."


         Section 3.  Covenants, Representations and Warranties.

                  (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Amendment No. 1. This
         Amendment No. 1 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 1 and the Receivables Purchase Agreement, as amended by this Amendment No. 1 (including, without limitation, each Reinvestment under the Receivables Purchase Agreement), do not and (absent any change in any applicable law or applicable Transaction Document) will not (i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or
         (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such Transaction Documents, would have a Materially Adverse Effect upon SRC, Sequa or any Originator, or (B) any applicable law;

                  (c) SRC and Sequa hereby reaffirm all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agree that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date. SRC and Sequa hereby further represent and warrant that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 1 which constitutes a Liquidation Event or event which after notice or lapse of time or both, would constitute a Liquidation Event; and

                  (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 1 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except specifically set forth herein.


         Section 4.  Effective Date; Conditions to Effectiveness.
This Amendment No. 1 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

                  (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date of this Amendment No. 1, in the form attached hereto as Schedule 1.

                  (b) This Amendment No. 1 shall have been duly executed and delivered by SRC, Sequa and the Required Purchasers.

         Section 5. Governing Law. This Amendment No. 1 shall be construed in accordance with and governed by the substantive law of the State of New York.

         Section 6. Headings. Section headings in this Amendment No. 1 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.

         Section 7. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

         Section 8. Cross-References. References in this Amendment No. 1 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 1.

         Section 9. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 1 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

                                             [Next page is signature page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                             SEQUA RECEIVABLES CORP.,
                                                as Seller



                                              By
                                              Name:
                                              Title:


                                              SEQUA CORPORATION,
                                              individually and as Servicer



                                               By
                                               Name:
                                               Title:


                                               CHEMICAL BANK,
                                               as Managing Agent and Purchaser



                                               By
                                               Name:
                                               Title:


                                               BANK BRUSSELS LAMBERT, NEW YORK
                                               BRANCH
                                               as Purchaser



                                               By
                                               Name:
                                               Title:

                                              BANK OF AMERICA NATIONAL TRUST &
                                              SAVINGS ASSOCIATION,
                                                as Purchasers


                                              By
                                              Name:
                                              Title:


                                                      THE BANK OF NEW YORK,
                                                        as Purchaser



                                                 By
                                                 Name:
                                                 Title:


                                                THE CHASE MANHATTAN BANK, N.A.,
                                                       as Purchaser



                                                 By
                                                 Name:
                                                 Title:


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as Purchaser,



                                                 By
                                                 Name:
                                                 Title:


                                                      THE NIPPON CREDIT BANK,
                                                        as Purchaser



                                                  By
                                                  Name:
                                                  Title:

                                                      THE BANK OF NOVA SCOTIA,
                                                        as Purchaser



                                                 By
                                                 Name:
                                                 Title:


                                                      ROYAL BANK OF CANADA,
                                                        as Purchaser



                                                 By
                                                 Name:
                                                 Title:

                                                                  Schedule 1



                                                   SEQUA CORPORATION

                                                OFFICERS'S CERTIFICATE


         I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December __, 1993 and Amendment No. 3 thereto dated as of December 14, 1993 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

                  (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 3 to the Receivables Purchase Agreement; and

                  (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 3 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of December, 1993.

                                               ______________________________
                                                      Kenneth A. Drucker
                                                           Treasurer

                                              AMENDMENT NO. 2 AND CONSENT
                                             Dated as of December 1, 1993


                                                          to


                                                 AMENDED AND RESTATED
                                            RECEIVABLES PURCHASE AGREEMENT
                                               Dated as of June 24, 1993


         Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

         Section 1. Receivables Purchase Agreement. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993 and as amended by Amendment No. 1 dated as of September 30, 1993, among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment No. 2 and Consent (this "Amendment No. 2"), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         Section 2.  Amendments.   Upon and after the Effective Date
(as defined in Section 5 hereof), the Receivables Purchase
Agreement shall be amended as follows:

                  (a) Section 6.01(o) of the Receivables Purchase Agreement is amended by deleting the parenthetical "(other than ARC and ARC Professional Services)" and inserting in lieu thereof the words "(other than ARC");

                  (b) Appendix A to the Receivables Purchase Agreement is amended by:



                           (i) deleting the definition of the term "ARC Professional Services" in its entirety;

                        (ii) amending clause (ii)(A) of the definition of the term "Change of Control" by deleting the words
                  "other than ARC and ARC Professional Services" and inserting in lieu thereof the words "other than ARC";

                           (iii) deleting the definition of the term "Loss Ratio" in its entirety and inserting the following definition in lieu thereof:

                           "Loss Ratio" means the ratio (expressed as a
                  percentage) computed as of each Month End Date by dividing (x) the sum of (1) the aggregate Unpaid Balance on such date of all Receivables that became Defaulted Receivables during the three month period preceding such Month End Date, plus (2) the aggregate Unpaid Balance of Receivables that were written off the Seller's books at any time during such three month period (to the extent written off prior to becoming Defaulted Receivables) by (y) the total Collections of all Receivables received during such three month period.

                           (iv) amending the definition of the term
                  "Originators" by deleting the words "ARC Professional Services," ; and

                           (v)  amending the definition of the term
                  "Subscription Agreement" by deleting the words "and ARC Professional Services".

         Section 3. Consent. The Required Purchasers hereby consent to the amendment to the Purchase and Sale Agreement, dated the date hereof, and in form and substance satisfactory to the Managing Agent.

    Section 4.  Covenants, Representations and Warranties.

                  (a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Amendment No. 2. This
         Amendment No. 2 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

                  (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 2 and the Receivables Purchase Agreement, as amended by this Amendment No. 2 (including, without limitation, each Reinvestment under the Receivables Purchase Agreement), do not and (absent any change in any applicable law or applicable Transaction Document) will not (i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or
         (ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breaches, would have a Materially Adverse Business Effect upon SRC, Sequa or any Originator, or (B) any applicable law or judgment;

                  (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
         Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 2 which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event; and

                  (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except as specifically set forth herein.

         Section 5.  Effective Date; Conditions to Effectiveness.
This Amendment No. 2 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

                  (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date of this Amendment No. 2, in the form attached hereto as Schedule 1.

                  (b) SRC and the Originators shall have executed and delivered Amendment No. 2 to the Purchase and Sale Agreement in form and substance satisfactory to the Managing Agent.

                  (c) This Amendment No. 2 shall have been duly executed and delivered by SRC, Sequa and the Required Purchasers.

         Section 6. Governing Law. This Amendment No. 2 shall be construed in accordance with and governed by the substantive law of the State of New York.

         Section 7. Headings. Section headings in this Amendment No. 2 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

         Section 8. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties hereto, their successors and assigns.

         Section 9. Cross-References. References in this Amendment No. 2 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 2.

         Section 10. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 2 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

                                             [Next page is signature page]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                                      SEQUA RECEIVABLES CORP.,
                                                        as Seller



                                                  By
                                                  Name:
                                                  Title:


                                                  SEQUA CORPORATION,
                                                  individually and as Servicer



                                                  By
                                                  Name:
                                                  Title:


                                                 CHEMICAL BANK,
                                                 as Managing Agent and Purchaser



                                                 By
                                                 Name:
                                                 Title:


                                                 BANK BRUSSELS LAMBERT, NEW YORK
                                                  BRANCH
                                                  as Purchaser



                                                 By
                                                 Name:
                                                 Title:

                                               BANK OF AMERICA NATIONAL TRUST &
                                               SAVINGS ASSOCIATION,
                                                   as Purchasers



                                              By
                                              Name:
                                              Title:


                                              THE BANK OF NEW YORK,
                                              as Purchaser



                                              By
                                              Name:
                                              Title:


                                              THE CHASE MANHATTAN BANK, N.A.,
                                                 as Purchaser



                                              By
                                              Name:
                                              Title:


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as Purchaser,



                                              By
                                              Name:
                                              Title:


                                              THE NIPPON CREDIT BANK,
                                                        as Purchaser



                                              By
                                              Name:
                                              Title:

                                                      THE BANK OF NOVA SCOTIA,
                                                        as Purchaser



                                               By
                                               Name:
                                               Title:


                                                      ROYAL BANK OF CANADA,
                                                        as Purchaser



                                                 By
                                                 Name:
                                                 Title:

                                                   SEQUA CORPORATION

                                                OFFICERS'S CERTIFICATE


         I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December __, 1993 and Amendment No. 3 thereto dated as of December 14, 1993 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

                  (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 3 to the Receivables Purchase Agreement; and

                  (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 3 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of December, 1993.

                                           ______________________________
                                                  Kenneth A. Drucker
                                                        Treasurer

                                                       EXECUTION COPY











                                                    AMENDMENT NO. 3
                                             Dated as of December 14, 1993


                                                          to


                                                 AMENDED AND RESTATED
                                            RECEIVABLES PURCHASE AGREEMENT
                                               Dated as of June 24, 1993


         Sequa Receivables Corp., a New York corporation ("SRC" or the "Seller"), Sequa Corporation, a Delaware corporation (in its individual capacity and as Servicer, "Sequa"), the financial institution parties hereto (the "Purchasers") and Chemical Bank, as managing agent (the "Managing Agent") agree as follows:

         Section 1. Receivables Purchase Agreement. Reference is made to the Amended and Restated Receivables Purchase Agreement dated as of June 24, 1993, and as amended by Amendment No. 1 dated as of September 30, 1993 and Amendment No. 2 dated as of December 1, 1993, among SRC, Sequa, the Managing Agent and the Purchasers (the "Receivables Purchase Agreement"). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Receivables Purchase Agreement. The Receivables Purchase Agreement, as amended by this Amendment
No. 3 (this "Amendment No. 3"), is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         Section 2.  Amendments.   Upon and after the Effective Date
(as defined in Section 4 hereof), the Receivables Purchase
Agreement shall be amended as follows:

                  (a) Section 1.02(a)(x) of the Receivables Purchase Agreement shall be restated in its entirety to read as follows: "(x) $45,000,000, as such amount may be reduced pursuant to Section 1.05 or 1.06 (such amount, as so reduced, herein being called the "Purchase Limit")".



                  (b) Section 1.05 of the Receivables Purchase Agreement shall be restated in its entirety to read as follows:

                           "1.05 Commitment Termination Date.  The
                  "Commitment Termination Date" shall be the earliest to occur of (i) March 31, 1997 (such date, the "Scheduled Termination Date"), (ii) the date on which the commitment is terminated pursuant to Section 1.06, 1.07 or 10.02 and (iii) the closing date of a replacement structured receivables financing.".

                  (c) Section 3.02(a)(iv) of the Receivables Purchase Agreement is amended by deleting the proviso appearing on lines 8 through 12 thereof.

                  (d) Section 3.06(d) of the Receivables Purchase Agreement is amended by deleting the parenthetical appearing on lines 5 and 6 thereof.

                  (e) Section 4.01 of the Receivables Purchase Agreement shall be amended by deleting the amount "$65,000,000" appearing in the fifth line, and substituting in lieu thereof "45,000,000".

                  (f) Section 5.02(e) of the Receivables Purchase Agreement shall be restated in its entirety to read as follows:

                  "(e) Consolidated Net Worth at any time is at least the sum of (i) $585,000,000 and (ii) fifty percent of its Consolidated Net Income (but not less than zero), for each full fiscal quarter occurring during the period commencing January 1, 1994 and ending on the date of determination.".

                  (g) Section 7.03(k) of the Receivables Purchase Agreement shall be restated in its entirety to read as follows:

                           "(k)  Financial Condition.  Sequa shall not
                  permit:

                                   (i) Consolidated Net Worth at any time to be less than the sum of (i) $585,000,000 and (ii) fifty percent of its Consolidated Net Income (but not less than zero), for each full fiscal quarter occurring during the period commencing January 1, 1994 and ending on the date of determination;

                                    (ii)  the Consolidated Indebtedness Ratio at
                           any time from the Closing Date to and including


                           September 30, 1993 to be greater than 0.58 to 1, from October 1, 1993 to and including December 31, 1994, to be greater than 0.55 to 1, and at any time thereafter, to be greater than 0.525 to 1; or

                                   (iii) the Consolidated Fixed Charge Coverage Ratio on the following dates to be less than the following:

                          June 30, 1993                        1.90 to 1.00
                          September 30, 1993                   1.65 to 1.00
                          December 31, 1993                    1.30 to 1.00
                          March 31, 1994                       1.30 to 1.00
                          June 30, 1994                        1.30 to 1.00
                          September 30, 1994                   1.75 to 1.00
                          December 31, 1994                    2.00 to 1.00
                          March 31, 1995                       2.10 to 1.00
                          June 30, 1995                        2.25 to 1.00
                          September 30, 1995                   2.25 to 1.00
                          and thereafter                       2.50 to 1.00.

                  (h) Appendix A to the Receivables Purchase Agreement is amended by:

                                    (i)  adding the following definition of
                           "Consolidated Net Income":

                           "Consolidated Net Income" for any period means the aggregate of the net income (or net deficit, as the case may be) of Sequa and its Subsidiaries for such period, on a consolidated basis before the payment of dividends or the making of any distribution on any of the capital stock of Sequa, determined in accordance with GAAP; provided, however, that all extraordinary gains in excess of all extraordinary losses shall be disregarded in the computation of Consolidated Net Income.

                                    (ii)  deleting the definition of
                           "Consolidated Net Worth" in its entirety and inserting the following definition in lieu thereof:

                           "Consolidated Net Worth" means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus/minus marketable equity securities valuation adjustment plus retained earnings (or minus accumulated deficit) excluding (x) any non-recurring restructuring charges taken with respect to then identified Discontinued Subsidiaries or Non-Core Businesses,
                           (y) gains or losses with respect to any
                           Discontinued Asset Sale or disposition of any Non-Core Business and (z) extraordinary gains or losses caused by the early redemption or other extinguishment of Indebtedness of the Borrower (in each case of (x), (y) and (z), taking into account any tax benefits from such charges or losses) less the cost of treasury stock of the Borrower and its Subsidiaries on a consolidated basis calculated in conformity with GAAP.

                                    (iii)  adding the following definition of
                           "Discontinued Asset Sale":

                           "Discontinued Asset Sale" means each Asset Sale involving the assets of a Discontinued Subsidiary.

                                    (iv)  deleting the definition of "EBITDA" in
                           its entirety and inserting the following definition in lieu thereof:

                           "EBITDA" means, with respect to the Borrower and its Consolidated Subsidiaries for any period, its consolidated net income from continuing operations, as determined in accordance with GAAP, plus (x) the sum of (i) provision for income taxes, (ii) Consolidated Interest Expense, (iii) depreciation, depletion and amortization of properties, (iv) any non-recurring restructuring charges taken with respect to then identified Discontinued Subsidiaries or Non-Core Businesses,
                           (v) losses with respect to any Discontinued Asset Sale or disposition of any Non-Core Business and
                           (vi) extraordinary losses caused by the early redemption or other extinguishment of Indebtedness, in each case to the extent deducted in the determination of net income less (y) gains with respect to any Discontinued Asset Sale or disposition of any Non-Core Businesses and extraordinary gains caused by the early redemption or other extinguishment of Indebtedness, in each case to the extent included in the determination of net income.

                                    (v)  deleting the definition of "GAAP" and
                           inserting in lieu thereof the following
                           definition:

                                    "GAAP" means (i) generally accepted
                           accounting principles as in effect at December 31, 1992 as followed in the preparation of the audited consolidated balance sheet of Sequa and the Consolidated Subsidiaries referred to in Section 6.01(i)(ii) for the fiscal year ended December 31, 1992 and the related statements of income, shareholders' equity and, as applicable, changes in financial position or cash flows for the fiscal year ended with the date of such balance sheet.

                                    (vi)  adding the following definition of
                           "Non-Core Business":

                                    "Non-Core Business" means each Subsidiary or
                           division identified as a Non-Core Business in a letter from Sequa to the Managing Agent dated as of December 15, 1993.

                  (i) Schedule A-3 to the Receivables Purchase Agreement (marked as Exhibit A-3 therein) is amended in its entirety to read as set forth on Schedule 1 hereto.

         Section 3.  Covenants, Representations and Warranties.
(a) Each of SRC and Sequa has the power, and has taken all necessary action (including any necessary stockholder action) to authorize, execute, deliver and perform in accordance with its terms this Amendment No. 3. This Amendment No. 3 has been duly executed and delivered by SRC and Sequa and is a legal, valid and binding obligation of each such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

         (b) The execution, delivery and performance in accordance with its terms by SRC and Sequa of this Amendment No. 3 and the Receivables Purchase Agreement, as amended by this Amendment
No. 3 (including, without limitation, each Reinvestment under the Receivables Purchase Agreement), do not and (absent any change in any applicable law or applicable Transaction Document) will not
(i) require any governmental approval or any other consent or approval, including any consent or approval of the stockholders of SRC or Sequa, other than consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack and are in full force and effect, or
(ii) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any lien upon any assets of SRC, Sequa or any Originator under, (A) any Transaction Document to which SRC, Sequa or any Originator is a party or by which SRC, Sequa or any Originator or any of their respective properties may be bound, the breach of which, either singly or in the aggregate with all other such breach, would have a Materially Adverse Effect upon SRC, Sequa or any Originator, or
(B) any applicable law or judgment;

         (c) Each of SRC and Sequa hereby reaffirms all agreements, covenants, representations and warranties made in the Receivables Purchase Agreement and, to the extent the same are not amended hereby, agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the Effective Date. Each of SRC and Sequa hereby further represents and warrants that as of the Effective Date no event has occurred and is continuing or will result from the execution, delivery and performance by it of this Amendment No. 3 which constitutes a Liquidation Event or event which after notice or lapse of time or both, would constitute a Liquidation Event;
and

         (d) Except as specifically amended herein, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of the Managing Agent or any of the Purchasers under the Receivables Purchase Agreement or any other document, instrument or agreement executed and delivered in connection therewith, except specifically set forth herein.

         Section 4.  Effective Date; Conditions to Effectiveness.
This Amendment No. 3 shall become effective as of the date first written above on the first day (the "Effective Date") on which each of the following conditions is satisfied:

                  (a) The Managing Agent shall have received an officer's certificate, dated the Effective Date, in the form attached hereto as Schedule 2;

                  x         and delivered by SRC, Sequa and the Purchasers;

                  (c) The amendment to the Credit Agreement, dated as of November 13, 1991, as amended or modified or amended and restated, as the case may be, among Sequa, The Bank of New York, The Bank of Nova Scotia and Manufacturers Hanover Trust Company as co-agents, Chemical Bank as successor in interest to Manufacturers Hanover Trust Company and the banks parties thereto, which, among other things, extends the termination date thereof to March 31, 1997 and is satisfactory to the Managing Agent in all other respects, shall have been executed and delivered by the parties thereto and shall be in full force and effect;

                  (d) In connection with the reduction of the Purchase Limit and concomitant adjustments to the Commitments of the respective Purchasers under the Receivables Purchase Agreement, if, after giving effect to this Amendment No. 3, any Purchaser's Commitment is reduced or terminated, the Seller shall repurchase Receivables from such Purchaser, in immediately available funds, in an amount equal to the amount by which its Commitment has been reduced plus all other amounts owing thereon; and

                  (e) No material adverse change has occurred in respect of the Receivables or operating or financial condition of Sequa or SRC since June 30, 1993.

         Section 5. Effect of Terminating Commitments. Each Purchaser receiving funds in connection with the termination of its Commitments under the Receivables Purchase Agreement (an "Exiting Purchaser") and the Seller and Sequa hereby agree that upon receipt of payment in full of all amounts (including costs and expenses) owing to such Exiting Purchaser thereunder, such Exiting Purchaser shall have no further rights or obligations under the Receivables Purchase Agreement.

         Section 6. Deferred Fee. In connection with the execution of this Amendment No. 3, the Seller shall pay to the Managing
Agent for the pro rata benefit of each Purchaser (other than an Exiting Purchaser) deferred fees equal to the product of (i) $45,000,000 and (ii) 0.25%, payable on the last Business Day of each March, June, September and December during 1994.

         Section 7. Governing Law. This Amendment No. 3 shall be construed in accordance with and governed by the substantive law of the State of New York.

         Section 8. Headings. Section headings in this Amendment No. 3 are included herein for convenience and reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.

         Section 9. Counterparts. This Amendment No. 3 may be executed in any number of counterparts and on separate counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

         Section 10. Cross-References. References in this Amendment No. 3 to any Section or Subsection, unless otherwise specified, refer to such Section or Subsection of this Amendment No. 3.

         Section 11. Instrument Pursuant to Receivables Purchase Agreement. This Amendment No. 3 is an instrument executed pursuant to the Receivables Purchase Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Receivables Purchase Agreement, including Article XIV thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3, or caused it to be executed and delivered by their duly authorized officers, all as of the day and year first above written.

                                                      SEQUA RECEIVABLES CORP.,
                                                        as Seller



                                                  By
                                                  Name:
                                                  Title:


                                                  SEQUA CORPORATION,
                                                  individually and as Servicer



                                                  By
                                                  Name:
                                                  Title:


                                                 CHEMICAL BANK,
                                                 as Managing Agent and Purchaser



                                                  By
                                                  Name:
                                                  Title:


                                                 BANK BRUSSELS LAMBERT, NEW YORK
                                                 BRANCH
                                                   as Purchaser



                                                 By
                                                 Name:
                                                 Title:

                                               BANK OF AMERICA NATIONAL TRUST &
                                               SAVINGS ASSOCIATION,
                                                  as Purchasers



                                               By
                                               Name:
                                               Title:


                                               THE BANK OF NEW YORK,
                                                as Purchaser


                                                By
                                                Name:
                                                Title:


                                                THE CHASE MANHATTAN BANK, N.A.,
                                                  as Purchaser


                                                 By
                                                 Name:
                                                 Title:


                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                                as Purchaser,



                                              By
                                              Name:
                                              Title:


                                              THE NIPPON CREDIT BANK,
                                                       as Purchaser



                                              By
                                              Name:
                                              Title:

                                              THE BANK OF NOVA SCOTIA,
                                                   as Purchaser



                                               By
                                               Name:
                                               Title:


                                               ROYAL BANK OF CANADA,
                                                    as Purchaser



                                               By
                                               Name:
                                               Title:

                                                               Schedule 1



Sequa Receivables Corporation

Amended and Restated Receivables Purchase Agreement dated as of
June 24, 1993, as amended


                                         Percentage
Purchaser                  Commitment    Commitment

Chemical Bank           $15,000,000.00  33.33333333%

The Bank of Nova Scotia  15,000,000.00  33.33333333%

The Bank of New York     15,000,000.00  33.33333333%



                                                              Schedule 2


                                                   SEQUA CORPORATION

                                                OFFICERS'S CERTIFICATE


         I, Kenneth A. Drucker, do hereby certify that I am the duly elected and qualified Treasurer of SEQUA CORPORATION, a Delaware corporation (the "Company"), that I am authorized to execute this Certificate, and that as of the date hereof, the following statements are true and correct. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in Appendix A to that certain Amended and Restated Receivables Purchase Agreement dated June 25, 1993, as amended by Amendment No. 1 thereto dated as of September 30, 1993, Amendment No. 2 thereto dated as of December __, 1993 and Amendment No. 3 thereto dated as of December 14, 1993 (the "Receivables Purchase Agreement"), among the Company, Sequa Receivables Corp. ("SRC"), Chemical Bank, as Managing Agent, and the financial institution parties thereto.

                  (i) The representations, warranties and covenants made by the Company and SRC in the Receivables Purchase Agreement and in the certificates delivered by officers of the Company or SRC (as the case may be) in connection therewith, are true and correct in all material respects on and as of the date hereof, with the same effect as if made on the date hereof, and the Company and SRC have complied with all agreements and satisfied all conditions to be performed or satisfied on their part at or prior to the execution of Amendment No. 3 to the Receivables Purchase Agreement; and

                  (ii) As of the date hereof, no event has occurred and is continuing or will result from the execution, delivery and performance by the Company or SRC of Amendment No. 3 to the Receivables Purchase Agreement which constitutes a Liquidation Event or which, after notice or lapse of time or both, would constitute a Liquidation Event.


         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of December, 1993.

                                           ______________________________
                                                   Kenneth A. Drucker
                                                         Treasurer